SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2006
                               (February 6, 2006)

                              Market Central, Inc.

         Delaware                      0-22969                    59-3562953
(State or other jurisdiction    (Commission File ID No.)      (IRS Employer No.)
     of incorporation)

                                6701 Carmel Road
                                    Suite 205
                               Charlotte, NC 28226
                    (Address of principal executive offices)

                                 (704) 837-0500
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events

On February 6, 2006, Market Central, Inc. (d.b.a Scientigo(TM)) issued a press release announcing results from the Company's Annual Meeting of Stockholders which was completed on Friday, February 3, 2006 in Charlotte, North Carolina. Shareholders of record as of the close of business on December 29, 2005 approved and ratified the appointment of Russell Bedford Stefanou Mirchandani, LLP as the Company's independent auditors for the fiscal year ended August 31, 2005. The Shareholders also approved and ratified the immediate change of the Company's name from "Market Central, Inc." to "Scientigo, Inc." and the amendment of an increase in the number of shares of common stock available in the Company's 2003 Amended and Restated Stock Plan by 7,000,000 shares. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

    Not applicable.

(b) Pro Forma Financial Information

    Not applicable.

(c) Exhibits

    99.1     Press Release on the results of the Annual Meeting of Stockholders.













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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   Market Central, Inc.
                                   (Registrant)


Dated: February 6, 2006            By: /s/ Clifford Clark
                                       ---------------------------------------
                                       Clifford Clark, Chief Financial Officer




























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